[MFS LOGO]

MFS(R) Special Value Trust

Annual Report
for Year Ended
October 31, 1996

Dear Shareholders:
For the 12 months ended October 31, 1996, the Trust provided a total return of 22.20% based on its beginning and ending stock market prices and assuming the reinvestment of all distributions paid during the period. The Trust's total return based on net asset value (NAV) was 21.06% for the same period. During this period, the Trust continued to maintain a distribution rate of 11% based on its original New York Stock Exchange (NYSE) offering price of $15 per share. These distributions were paid through a combination of income earned from dividends, bond coupon payments, and both long-term and short-term capital gains. During the past year, the market price of the Trust on the NYSE has traded at a premium to its net asset value which has ranged between 8% and 22%. On October 31, 1996, shares were trading at a 20% premium based on the stock market price of $18.25 and the net asset value price of $15.23.

Economic Outlook
As we enter the final months of 1996, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.2% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to support the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, rising wages. However, recent statistics appear to show a slowdown in consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

Stock Market
While we do not expect the U.S. stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further interest rate increases, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

Bond Markets
In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of more rapid economic growth and, particularly, of higher inflation resurface, we would expect the Fed to maintain its anti-inflationary stance. In the beginning of the year, bond markets traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are equitably valued.

Portfolio Performance and Strategy
As of October 31, 1996, 83% of the Trust's assets were invested in equities, 7% in distressed and high-yield corporate bonds, and the balance in cash equivalents. Although the high-yield bond market continues to offer selective opportunities, most of our capital remains invested in equities. Until the economy slows down and default rates, which are now at historic lows, begin to rise, there will continue to be few distressed bond opportunities. The few securities in this sector in which we have invested have been rewarding but, unlike in the early 1990s, distressed bonds continue to represent a small portion of our portfolio.

Over the past year, the Trust has benefited from consolidation trends as many of our companies have become acquisition candidates for much larger companies in their respective industries. Oftentimes our companies, including Citicasters, Loral, and Spreckles Industries, have been tendered for significant premiums to our cost.

Looking ahead, we will continue to focus on companies we believe are turnaround candidates, as well as on companies emerging from bankruptcy or operating with highly leveraged balance sheets. Many of these companies are either mired in controversy or misunderstood by the market, which can create opportunities for significant capital appreciation for the patient investor. As always, we expect to continue our value-oriented style of investing while patiently waiting for opportunities to unfold.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

/s/ John F. Brennan, Jr.
John F. Brennan, Jr.
Portfolio Manager

/s/ Robert J. Manning
Robert J. Manning
Portfolio Manager

November 12, 1996

Performance Summary
(For the year ended October 31, 1996)

Net Asset Value Per Share
October 31, 1995                  $ 13.93
October 31, 1996                  $ 15.23
New York Stock Exchange Price
October 31, 1995                  $16.500
November 28, 1995 (low)*          $16.250
October 7, 1996 (high)*           $18.375
October 31, 1996                  $18.250

*For the period November 1, 1995 through October 31, 1996.

Federal Income Tax Information
on Distributions
(For the year ended October 31, 1996)

The Trust has designated $3,708,516 as a long-term capital gain distribution for tax purposes.

Distributions eligible for the 70% dividends-received deduction for
corporations                                                             5.97%

Tax Form Summary

In January 1997, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1996.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Number of Shareholders

As of October 31, 1996, our records indicate that there are 19,731 registered shareholders and approximately 8,000 shareholders owning Trust shares in "street" name, such as through brokers, banks and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

     State Street Bank and Trust Company
     P.O. Box 8200
     Boston, MA 02266-8200
     1-800-637-2304

Results of Shareholder Meeting

At the annual meeting of shareholders of MFS Special Value Trust, which was held on October 23, 1996, the following actions were taken:

Item 1. The election of Richard B. Bailey and
        J. Dale Sherratt as Trustees of the Trust.

                                      Number of Shares
Nominee                    For                    Withhold Authority
-----------------------  ---------------       -----------------------
Richard B. Bailey          5,635,871.474           62,236.435
J. Dale Sherratt           5,643,545.150           54,562.759

Trustees continuing in office who were not subject to re-election at this meeting are A. Keith Brodkin, Marshall N. Cohan, Lawrence H. Cohn, M.D., The Hon. Sir J. David Gibbons, Abby M. O'Neill, Walter E. Robb, III, Arnold D. Scott, Jeffrey L. Shames, and Ward Smith.

Item 2. The ratification of the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1997.
                Number of Shares
             ----------------------
          For     5,606,508.550
      Against        29,897.881
      Abstain        61,701.478

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MFV.

Investment Objective and Policy

MFS(R) Special Value Trust's investment objective is to maintain an annual distribution rate of 11%, based on the original offering price, while seeking opportunities for capital appreciation.

As opportunities arise in the marketplace, the Trust may invest in securities that the Trust believes represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer. The issuers of these securities may include companies out of favor in the marketplace, or in out-of-favor industries, and over-leveraged companies with promising longer-term prospects. Some of these companies may also be experiencing financial or operating difficulties.

Dividend Reinvestment and
Cash Purchase Plan

MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains.

Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater.

Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued-directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions.

The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details.

When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

If you have any questions or would like a brochure providing a complete description of the Plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.

Portfolio of Investments -- October 31, 1996

Common Stocks -- 79.8%

Issuer                                     Shares        Value
U.S. Stocks -- 76.1%
Advertising -- 0.5%
Outdoor Systems, Inc.*                      11,300    $  505,675
                                                     --------------
Aerospace -- 2.6%
B.E. Aerospace, Inc.*                       91,000    $1,979,250
Raytheon Co.                                 9,200       453,100
                                                     --------------
                                                      $2,432,350
                                                     --------------
Agricultural Products -- 0.6%
Case Corp.                                  13,000    $  604,500
                                                     --------------
Automotive -- 2.5%
Goodrich (B.F.) Co.                         14,500    $  614,437
Harvard Industries, Inc., "B"*             180,000     1,687,500
                                                     --------------
                                                      $2,301,937
                                                     --------------
Banks and Credit Companies -- 1.0%
Wells Fargo & Co.                            3,333    $  890,328
                                                     --------------
Building -- 2.7%
Atlantic Gulf Communities Corp.+*              250    $    1,344
Eljer Industries, Inc.*                    124,000     1,379,500
Walter Industries, Inc.*                    79,600     1,104,450
                                                     --------------
                                                      $2,485,294
                                                     --------------
Business Services -- 2.3%
ADT Ltd.*                                   75,000    $1,481,250
Alco Standard Corp.                         14,100       653,888
Sabre Group Holding, Inc.*                     500        15,250
                                                     --------------
                                                      $2,150,388
                                                     --------------
Cellular Telephones -- 0.4%
Telephone & Data Systems, Inc.              10,500    $  367,500
                                                     --------------
Chemicals -- 1.5%
Dexter Corp.                                16,900    $  523,900
NL Industries, Inc.                        102,100       867,850
                                                     --------------
                                                      $1,391,750
                                                     --------------
Computer Software -- Systems -- 2.5%
Adobe Systems, Inc.                         21,700    $  751,362
Cerner Corp.*                               33,100       401,338
Sybase, Inc.*                               63,900     1,126,237
                                                     --------------
                                                      $2,278,937
                                                     --------------
Conglomerates -- 3.5%
Insilco Corp.*                              70,030    $2,731,170
MAXXAM, Inc.*                               13,300       558,600
                                                     --------------
                                                      $3,289,770
                                                     --------------
Consumer Goods and Services -- 6.5%
Darling International, Inc.*                36,800    $1,131,600
Philip Morris Cos., Inc.                     5,700       527,962
Thermadyne Industries Holdings Corp.*       49,400     1,130,025
Tyco International Ltd.                     30,000     1,488,750
UST, Inc.                                   16,300       470,662
Westpoint Stevens, Inc.*                    50,000     1,331,250
                                                     --------------
                                                      $6,080,249
                                                     --------------
Containers -- 0.7%
Atlantis Plastics, Inc.                    109,300    $  669,463
                                                     --------------
U.S. Stocks -- continued
Defense Electronics -- 0.7%
Loral Space & Communications Corp.*         40,000    $  635,000
                                                     --------------
Electronics -- 1.2%
Atmel Corp.*                                13,700    $  347,638
Intel Corp.                                  6,700       736,162
                                                     --------------
                                                      $1,083,800
                                                     --------------
Entertainment -- 9.1%
American Radio Systems Corp., "A"*          13,900    $  423,950
Argosy Gaming Corp.*                        62,400       390,000
Casino America, Inc.*                      106,132       517,393
Central European Media Enterprises Ltd.*    18,000       504,000
Chancellor Broadcast Corp., "A"*             4,300       138,675
Cox Radio, Inc.*                             7,700       139,563
EZ Communications, Inc., "A"*               15,200       585,200
Emmis Broadcasting Corp.*                    1,900        68,875
Golden Bear Golf, Inc.*                        300         5,400
Harrah's Entertainment, Inc.*              159,400     2,669,950
Jacor Communications, Inc.*                 15,900       445,200
LIN Television Corp.*                       13,600       515,100
New World Communications, "A"*              62,219     1,547,698
Sam Houston Race Park Group, Inc.*              63           315
Showboat, Inc.                              29,300       556,700
Univision Communications, Inc.*                400        13,500
                                                     --------------
                                                      $8,521,519
                                                     --------------
Financial Institutions -- 4.0%
Beneficial Corp.                             8,800    $  514,800
Federal Home Loan Mortgage Corp.            26,300     2,656,300
Union Planters Corp.                        15,100       524,725
                                                     --------------
                                                      $3,695,825
                                                     --------------
Food and Beverage Products -- 0.1%
Earthgrains Co.                              2,600    $  137,800
                                                     --------------
Forest and Paper Products -- 0.8%
Kimberly-Clark Corp.                         7,900    $  736,675
                                                     --------------
Insurance -- 1.0%
ITT Hartford Group, Inc.                     6,500    $  409,500
PennCorp Financial Group, Inc.              15,100       522,838
                                                     --------------
                                                      $  932,338
                                                     --------------
Medical and Health Products -- 1.4%
Lilly (Eli) & Co.                            3,600    $  253,800
Pharmacia & Upjohn, Inc.                    17,100       615,600
Uromed Corp.*                               42,900       434,362
                                                     --------------
                                                      $1,303,762
                                                     --------------
Medical and Health Technology and Services -- 4.4%
OrNda Healthcorp., Inc.*                    90,799    $2,474,273
Pacificare Health Systems, Inc., "B"*        6,200       435,550
Regency Health Services, Inc.*              31,200       351,000
St. Jude Medical, Inc.                      12,800       505,600
United Healthcare Corp.                      9,500       359,812
                                                     --------------
                                                      $4,126,235
                                                     --------------

Issuer                                    Shares        Value
U.S. Stocks -- continued
Oil Services -- 0.7%
Mesa, Inc.*                                 78,500    $   363,063
Tidewater, Inc.                              5,900        258,125
                                                     --------------
                                                      $   621,188
                                                     --------------
Oils -- 0.9%
Atlantic Richfield Co.                       3,200    $   424,000
Texaco, Inc.                                 4,100        416,663
                                                     --------------
                                                      $   840,663
                                                     --------------
Photographic Products -- 1.6%
Anacomp, Inc.*                              83,663    $   732,051
Eastman Kodak Co.                           10,000        797,500
                                                     --------------
                                                      $ 1,529,551
                                                     --------------
Printing and Publishing -- 2.2%
Pulitzer Publishing Co.                      7,025    $   446,088
Scripps (E.W.) Co., "A"                     19,900        942,762
Tribune Co.                                  7,700        629,475
                                                     --------------
                                                      $ 2,018,325
                                                     --------------
Railroads -- 1.4%
Burlington Northern Santa Fe Railway Co.     5,100    $   420,113
Wisconsin Central Transportation Corp.*     24,000        864,000
                                                     --------------
                                                      $ 1,284,113
                                                     --------------
Real Estate Investment Trusts -- 2.0%
FelCor Suite Hotels, Inc.                   56,800    $ 1,860,200
                                                     --------------
Restaurants and Lodging -- 5.5%
Host Marriott Corp.*                        30,800    $   473,550
Prime Hospitality Corp.*                    25,800        393,450
Promus Hotel Corp.*                        126,100      4,003,675
ShowBiz Pizza Time, Inc.*                   13,100        242,350
                                                     --------------
                                                      $ 5,113,025
                                                     --------------
Special Products and Services -- 2.5%
Gillett Holdings, Inc.+*                    37,656    $ 1,430,928
IMO Industries, Inc.*                      200,300        901,350
                                                     --------------
                                                      $ 2,332,278
                                                     --------------
Stores -- 4.3%
AnnTaylor Stores Corp.*                     17,600    $   319,000
Carson Pirie Scott & Co.*                   55,000      1,368,125
Gantos, Inc.*                              325,502      1,139,257
Penney (J.C.), Inc.                          7,900        414,750
Sears, Roebuck & Co.                         9,200        445,050
Talbots, Inc.                                9,900        282,150
                                                     --------------
                                                      $ 3,968,332
                                                     --------------
Supermarkets -- 0.2%
Vons Cos., Inc.*                             3,200    $   177,200
                                                     --------------
U.S. Stocks -- continued
Telecommunications -- 2.5%
Cabletron Systems, Inc.*                    16,900    $ 1,054,137
Cellular Communications International*      20,000        627,500
Silver King Communications, Inc.*           29,475        655,819
                                                     --------------
                                                      $ 2,337,456
                                                     --------------
Transportation -- 0.4%
Sea Containers Ltd., "A"                    24,200    $   393,250
                                                     --------------
Utilities -- Electric -- 1.9%
CMS Energy Corp.                            11,500    $   363,687
El Paso Electric Co.*                      179,700        943,425
Illinova Corp.                              17,400        474,150
                                                     --------------
                                                      $ 1,781,262
                                                     --------------
  Total U.S. Stocks                                   $70,877,938
                                                     --------------
Foreign Stocks -- 3.7%
France -- 0.9%
Rhone-Poulenc Rorer, Inc. (Medical and
  Health Products)                          12,400    $   832,350
                                                     --------------
Hong Kong -- 1.4%
Semi-Tech (Global) Ltd. (Electronics)      721,916    $ 1,288,519
Wang Talon (Financial Institutions)*           400              0
                                                     --------------
                                                      $ 1,288,519
                                                     --------------
New Zealand -- 0.7%
Tranz Rail Holdings Ltd., ADR
  (Railroads)*                              40,100    $   656,637
                                                     --------------
United Kingdom -- 0.7%
British Petroleum PLC, ADR (Oils)            3,500    $   450,188
Central Transport Rental Group PLC, ADR
  (Transportation)*                        710,997        199,968
                                                     --------------
                                                      $   650,156
                                                     --------------
  Total Foreign Stocks                                $ 3,427,662
                                                     --------------
  Total Common Stocks
    (Identified Cost, $65,480,461)                    $74,305,600
                                                     --------------
Preferred Stocks -- 2.6%
Renaissance Cosmetics, Inc.+ (Consumer
  Goods and Services)                          780    $   787,800
Signet Group PLC (Stores)                       10      1,050,000
Supermarkets General Holdings Corp.
  (Supermarkets)                            22,900        641,200
                                                     --------------
  Total Preferred Stocks
    (Identified Cost, $2,001,650)                     $ 2,479,000
                                                     --------------

Convertible Preferred Stocks -- 1.4%

Issuer                                    Shares        Value
Granite Broadcasting Corp.
  (Entertainment)                          15,000     $  900,000
Mesa, Inc. (Oils)*                         72,419        416,409
                                                     --------------
  Total Convertible Preferred Stocks
    (Identified Cost, $1,072,735)                     $1,316,409
                                                     --------------
Rights
Spectravision, Inc. (Entertainment)*
  (Identified Cost, $86,875)               22,500     $    5,625
                                                     --------------
Bonds -- 6.8%

                                     Principal Amount
                                      (000 Omitted)
Aerospace -- 1.1%
CHC Helicopter Corp., 11.5s, 2002          $1,000     $  997,500
                                                     --------------
Entertainment -- 0.8%
Marvel Holdings, Inc., 0s, 1998            $1,700     $  714,000
                                                     --------------
Medical and Health Technology and Services -- 0.4%
Unilab Corp., 11s, 2006                    $  450     $  351,000
                                                     --------------
Restaurants and Lodging -- 2.0%
Harrah's Jazz Co., 14.25s, 2001            $1,935     $1,093,275
Sam Houston Race Park Limited, 11s,
  2001**                                      226         90,393
Santa Fe Hotel, Inc, 11s, 2000              1,000        705,000
                                                     --------------
                                                      $1,888,668
                                                     --------------
Supermarkets -- 0.5%
Fleming Cos., Inc., 10.625s, 2001          $  480     $  474,000
                                                     --------------
Telecommunications -- 0.6%
Mobilemedia Communications, Inc.,
  9.375s, 2007                             $  980     $  539,000
                                                     --------------
Transportation -- 1.4%
Central Transport Rental Group PLC,
  9.5s, 2003                               $1,450     $1,344,710
Continental Airlines, Inc., Liquidating
  Trust, 11.75s, 1995**                     3,975            398
                                                     --------------
                                                      $1,345,108
                                                     --------------
  Total Bonds
    (Identified Cost, $6,783,432)                     $6,309,276
                                                     --------------

Index Options -- 1.0%

Issuer                                    Shares        Value
S & P 500 Index*                             109       $468,700
S & P 500 Index*                             122        471,225
                                                     --------------
  Total Index Options
    (Identified Cost, $998,204)                        $939,925
                                                     --------------

Repurchase Agreement -- 10.2%

                                   Principal Amount
                                      (000 Omitted)
Goldman Sachs, dated 10/31/96, due
  11/01/96, total to be received
  $9,504,465 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost                        $9,503     $ 9,503,000
                                                     --------------
  Total Investments
    (Identified Cost, $85,926,357)                    $94,858,835
                                                     --------------
Other Assets, Less
  Liabilities -- (1.8)%                                (1,697,919)
                                                     --------------
  Net Assets -- 100.0%                                $93,160,916
                                                     ==============

 * Non-income producing security.
** Non-income producing security -- in default.
 + Restricted security.

                      See notes to financial statements

Statement of Assets and Liabilities -- October 31, 1996

Assets:
  Investments, at value (identified cost, $76,423,357)                      $85,355,835
  Repurchase agreement, at value                                              9,503,000
                                                                           --------------
  Total Investments, at value (identified cost, $85,926,357)                $94,858,835
  Cash                                                                               51
  Receivable for investments sold                                             2,675,755
  Interest and dividends receivable                                             277,833
  Other assets                                                                    6,896
                                                                           --------------
  Total assets                                                              $97,819,370
                                                                           --------------
Liabilities:
  Distributions payable                                                     $   841,206
  Payable for investments purchased                                           3,675,224
  Payable to affiliate --
      Management fee                                                              1,827
  Accrued expenses and other liabilities                                        140,197
                                                                           --------------
  Total liabilities                                                         $ 4,658,454
                                                                           --------------
Net assets                                                                  $93,160,916
                                                                           ==============
Net assets consist of:
  Paid-in capital                                                           $76,014,254
  Unrealized appreciation on investments                                      8,932,480
  Accumulated undistributed net realized gain on
      investments and foreign currency transactions                           9,562,770
  Accumulated distributions in excess of net investment income               (1,348,588)
                                                                           --------------
  Total                                                                     $93,160,916
                                                                           ==============
Shares of beneficial interest outstanding                                     6,117,864
                                                                           ==============
Net asset value per share (net assets / shares of beneficial interest
outstanding)                                                                $     15.23
                                                                           ==============

                      See notes to financial statements

Statement of Operations -- Year Ended October 31, 1996

Net investment income:
  Income --
   Interest                                                             $ 1,198,758
   Dividends                                                                610,365
   Foreign taxes withheld                                                      (977)
                                                                       --------------
     Total investment income                                            $ 1,808,146
                                                                       --------------
  Expenses --
   Management fee                                                       $   679,027
   Trustees' compensation                                                   105,221
   Transfer and dividend disbursing agent fee                                24,494
   Investor communications expense                                           63,042
   Auditing fees                                                             54,350
   Custodian fee                                                             40,739
   Printing                                                                  18,358
   Postage                                                                    7,435
   Legal fees                                                                 7,132
   Miscellaneous                                                             43,309
                                                                       --------------
     Total expenses                                                     $ 1,043,107
   Fees paid indirectly                                                     (15,037)
                                                                       --------------
     Net expenses                                                       $ 1,028,070
                                                                       --------------
      Net investment income                                             $   780,076
                                                                       --------------
Realized and unrealized gain (loss) on investments:
  Realized gain on investment transactions (identified cost basis)      $19,538,278
  Change in unrealized appreciation on investments                       (2,460,540)
                                                                       --------------
      Net realized and unrealized gain on investments                   $17,077,738
                                                                       --------------
       Increase in net assets from operations                           $17,857,814
                                                                       ==============

Statement of Changes in Net Assets

                                                                                Year Ended October 31,
                                                                           ---------------------------------
Increase (decrease) in net assets:                                               1996             1995
                                                                          ----------------   ----------------
From operations --
  Net investment income                                                      $    780,076     $  1,201,561
  Net realized gain on investments and foreign currency transactions           19,538,278        6,955,479
  Net unrealized gain (loss) on investments and foreign currency
      translation                                                              (2,460,540)       6,130,381
                                                                          ----------------   ----------------
      Increase in net assets from operations                                 $ 17,857,814     $ 14,287,421
                                                                          ----------------   ----------------
Distributions declared to shareholders --
  From net investment income                                                 $   (766,158)    $ (1,201,561)
  From net realized gain on investments and foreign currency transactions      (9,282,693)      (6,885,011)
  In excess of net investment income                                                   --          (64,628)
  From paid-in capital                                                                 --       (3,030,266)
                                                                          ----------------   ----------------
      Total distributions declared to shareholders                           $(10,048,851)    $(11,181,466)
                                                                          ----------------   ----------------
Trust share (principal) transactions --
  Net asset value of shares issued to shareholders in reinvestment of
      distributions                                                          $  1,109,352     $  1,157,752
                                                                          ----------------   ----------------
      Increase in net assets from Trust share transactions                   $  1,109,352     $  1,157,752
                                                                          ----------------   ----------------
      Total increase in net assets                                           $  8,918,315     $  4,263,707
Net assets:
  At beginning of period                                                       84,242,601       79,978,894
                                                                          ----------------   ----------------
  At end of period (including accumulated distributions in excess of net
      investment income of $1,348,588 and $1,213,852, respectively)          $ 93,160,916     $ 84,242,601
                                                                          ================   ================

                      See notes to financial statements

Financial Highlights

Per share data (for a share outstanding
throughout each period):                                Year Ended October 31,
                                                        ------------------------------------------------------------------------
                                                         1996       1995       1994       1993      1992       1991        1990*
                                                        -------    -------   -------    -------    -------    -------    -------
Net asset value -- beginning of period                  $ 13.93    $ 13.40   $ 16.49    $ 14.82    $ 14.90    $ 11.66    $ 13.95
                                                        -------    -------   -------    -------    -------    -------    -------
Income from investment operations# --
  Net investment income                                 $  0.13    $  0.20   $  0.18    $  0.67    $  0.77    $  0.90    $  1.04
  Net realized and unrealized gain (loss) on
      investments and foreign currency transactions        2.82       2.18      0.35       3.13       1.09       3.99      (1.95)
                                                        -------    -------   -------    -------    -------    -------    -------
     Total from investment operations                   $  2.95    $  2.38   $  0.53    $  3.80    $  1.86    $  4.89    $ (0.91)
                                                        -------    -------   -------    -------    -------    -------    -------
Less distributions declared to shareholders --
  From net investment income                            $ (0.13)   $ (0.20)  $ (0.18)   $ (0.67)   $ (0.77)   $ (0.90)   $ (1.04)
  From net realized gain on investments and foreign
      currency transactions                               (1.52)     (1.14)    (2.31)     (1.44)     (1.17)     (0.75)        --
  In excess of net investment income                         --      (0.01)    (0.16)     (0.02)        --         --         --
  In excess of net realized gain on investments and
      foreign currency transactions                          --         --     (0.09)        --         --         --         --
  From paid-in capital                                       --      (0.50)    (0.88)        --         --         --         --
                                                        -------    -------   -------    -------    -------    -------    -------
      Total distributions declared to shareholders      $ (1.65)   $ (1.85)  $ (3.62)   $ (2.13)   $ (1.94)   $ (1.65)   $ (1.38)
                                                        =======    =======   =======    =======    =======    =======    =======
Net asset value -- end of period                        $ 15.23    $ 13.93   $ 13.40    $ 16.49    $ 14.82    $ 14.90    $ 11.66
                                                        =======    =======   =======    =======    =======    =======    =======
Per share market value -- end of period                 $18.250    $16.500   $14.875    $17.500    $14.750    $14.250    $10.125
                                                        =======    =======   =======    =======    =======    =======    =======
Total return                                              22.20%     26.06%     6.75%     35.98%     17.66%     59.90%    (25.53)%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.14%      1.26%     1.20%      1.22%      1.35%      1.37%      1.40%+
  Net investment income                                    0.85%      1.52%     1.20%      4.32%      5.16%      7.97%      8.65%+
Portfolio turnover                                           96%        92%       75%       151%       175%       327%       237%
Average commission rate###                              $0.0576         --        --         --         --         --         --
Net assets at end of period (000 omitted)               $93,161    $84,243   $79,979    $96,932    $86,276    $85,978    $69,393

  *For the period from the commencement of investment operations, November
   24, 1989 to October 31, 1990.
  +Annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

                      See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Special Value Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales -- The Trust may enter into short sales. A short sale transaction involves selling a security which the Trust does not own with the intent of purchasing it later at a lower price. The Trust will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Trust must replace the borrowed security. Possible losses from short sales can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Trust may be required to pay in connection with a short sale. Whenever the Trust engages in short sales, its custodian segregates cash or U.S. Government securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Trust at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly -- The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1996, accumulated distributions in excess of net investment income were increased by $148,654, accumulated undistributed net realized gain on investments and foreign currency transactions was decreased by $333,247, and paid-in capital was increased by $481,901. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.68% of average daily net assets and 3.40% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $19,721 for the year ended October 31, 1996.

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee and a dividend services fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:

 Total Number of Accounts   Annual Account Fee
-------------------------- --------------------
Less than 75,000                          $9.00
75,000 and over                           $8.00

The dividend services fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.
(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $76,503,915 and $88,523,569, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                     $85,926,357
                                                  --------------
Gross unrealized appreciation                      $17,111,441
Gross unrealized depreciation                       (8,178,963)
                                                  --------------
 Net unrealized appreciation (depreciation)        $ 8,932,478
                                                  --------------

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                                                                      Year Ended October 31,
                                                                          ----------------------------------------------
                                                                                   1996                    1995
                                                                          ---------------------- -----------------------
                                                                           Shares      Amount      Shares      Amount
 ------------------------------------------------------------------------ -------- -------------  --------  -------------
     Shares issued to shareholders in reinvestment of distributions        68,526    $1,109,352    81,593    $1,157,752
                                                                          -------- -------------  --------  -------------
      Net increase                                                         68,526    $1,109,352    81,593    $1,157,752
                                                                          ======== =============  ========  =============

(6) Quarterly Financial Information (Unaudited)

                                                                     Net Realized and       Net Increase (Decrease)
                                                                  Unrealized Gain (Loss)    in Net Assets Resulting
Quarterly Period     Investment Income    Net Investment Income       on Investments            from Operations
----------------     -----------------    ---------------------   ----------------------    -----------------------
                                   Per                    Per                      Per                        Per
Fiscal 1996           Amount      Share      Amount      Share      Amount        Share        Amount        Share
-----------         ----------    -----    ----------    -----    -----------     ------     -----------     ------
January 31          $  546,431    $0.09    $  286,440    $0.05    $ 7,195,033     $ 1.19     $ 7,481,473     $ 1.24
April 30               432,969     0.07       174,534     0.03      8,701,400       1.43       8,875,934       1.46
July 31                459,665     0.08       188,820     0.03     (5,220,135)     (0.86)     (5,031,315)     (0.83)
October 31             369,081     0.06       132,282     0.02      6,401,440       1.06       6,531,722       1.08
                    ----------    -----    ----------    -----    -----------     ------     -----------     ------
                    $1,808,146    $0.30    $  780,076    $0.13    $17,077,738     $ 2.82     $17,857,814     $ 2.95
                    ==========    =====    ==========    =====    ===========     ======     ===========     ======
Fiscal 1995
-----------
January 31          $  615,546    $0.10    $  381,915    $0.06    $(5,292,400)    $(0.87)    $(4,910,485)    $(0.81)
April 30               512,511     0.09       274,710     0.05      5,876,288       0.98       6,150,998       1.03
July 31                577,488     0.10       338,367     0.06      8,556,251       1.42       8,894,619       1.48
October 31             481,868     0.08       206,569     0.03      3,945,721       0.65       4,152,289       0.68
                    ----------    -----    ----------    -----    -----------     ------     -----------     ------
                    $2,187,413    $0.37    $1,201,561    $0.20    $13,085,860     $ 2.18     $14,287,421     $ 2.38
                    ==========    =====    ==========    =====    ===========     ======     ===========     ======

(7) Line of Credit

The Trust entered into an agreement which enables it to participate with other trusts managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the acquisition of Treasury shares. Interest is charged to each trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating trusts at the end of each quarter. The commitment fee allocated to the Trust for the year ended October 31, 1996 was $1,002.

(8) Restricted Securities

The Trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1996, the Trust owned the following restricted securities (constituting 2.38% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers.

                                       Date of
Description                          Acquisition     Shares      Cost       Value
-----------                          -----------     ------      ----       -----
Atlantic Gulf Communities Corp.    3/20/92-9/25/95      250    $   --     $    1,344
Gillett Holdings, Inc.                    10/08/92   37,656    358,400     1,430,928
Renaissance Cosmetics, Inc.                8/08/96      780    780,000       787,800
                                                                          ----------
                                                                          $2,220,072
                                                                          ==========

Report of Ernst & Young llp, Independent Auditors

To the Trustees and Shareholders of MFS Special Value Trust:

We have audited the accompanying statement of assets and liabilities of MFS Special Value Trust, including the schedule of portfolio investments, as of October 31, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1993 and for the period from November 24, 1989 (commencement of investment operations) to October 31, 1990 were audited by other auditors whose report dated December 16, 1993 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Special Value Trust at October 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                         /s/ Ernst & Young LLP

Boston, Massachusetts
December 12, 1996

MFS(R) Special Value Trust

Trustees
A. Keith Brodkin*
Chairman and President

Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company;
Director, Cambridge Bancorp;
Director, Cambridge Trust Company

Marshall N. Cohan(1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery,
Harvard Medical School

The Hon. Sir J. David Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield
& Son Ltd.

Abby M. O'Neill(2)
Private Investor;
Director, Rockefeller Financial
Services, Inc. (investment advisers)

Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services);
Trustee, Landmark Funds
(mutual funds)

Arnold D. Scott*
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company

Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries;
Director, Sundstrand Corporation

Portfolio Managers
John F. Brennan, Jr.*
Robert J. Manning*

Treasurer
W. Thomas London*
Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Ernst & Young llp

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

*Affiliated with the Investment Adviser
(1)Member of Audit Committee
(2)Member of Portfolio Trading Committee

                                                           MSVCE-2 12/96 16.5M